July 6, 2004

FUNDX FUNDS

FUNDX UPGRADER FUND
FUNDX AGGRESSVIE UPGRADER FUND
FUNDX CONSERVATIVE UPGRADER FUND
FUNDX FLEXIBLE INCOME FUND

Each a Series of Professionally Managed Portfolios

Supplement to
Prospectus dated February 20, 2004

The FundX Funds, are committed to being receptive to new and existing shareholders with varied investment strategies. The Funds, therefore, expect that some portion of their assets will come from professional money managers and investors who use the Funds as part of “asset allocation” and “market timing” investment strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions. Because the Funds fully disclose their portfolio holdings monthly, they could be subject to such trading activity, especially when substantially invested in international or certain fixed-income funds. Because the Funds do not invest in individual securities, they are not subject to the same liquidity concerns facing other mutual funds, and the Funds’ investment advisor believes that there is little impact on a Fund as a result of frequent trading. Except under unusual circumstances, the Funds do not see a need to restrict the frequency of purchases and redemptions.

The risks associated with market timing activity and high portfolio turnover may have a negative impact on long-term investors. Short-term investors who engage in frequent purchases and redemptions can create some transaction costs that are borne by all shareholders. Frequent trading could increase the rate of the Funds’ portfolio turnover. The tax effects (and some trading costs) associated with portfolio turnover may adversely affect a Funds’ performance. In addition, large movements of assets into and out of the Funds may negatively impact the Funds’ abilities to achieve their investment objectives or their desired level of operating expenses.

Please bear in mind that the Funds are not in a position to monitor all trading behavior, nor do we feel that adding the costs of establishing such a process would benefit Fund shareholders. The Funds may track the behavior of shareholders that appear to disrupt the management of the Funds.

To help protect the interests of long-term investors and reward them for their commitment to the Funds’ strategies, the Funds may close any shareholder account to new purchases when, in the opinion of the Fund, the trading activity is disruptive to the management of a Fund. At all times, the Funds will act on behalf of the best interest of its shareholders.

Please retain this Supplement with your Prospectus.
The date of this Supplement is July 6, 2004